Commitments and Contingencies	12 Months Ended
Dec. 31, 2018
Tradeweb Markets LLC
Entity Information [Line Items]
Commitments and Contingencies

17.         Commitments and Contingencies

The Company is obligated under operating leases in the US and UK for office space through 2027. Minimum rent is expensed on a straight-line basis over the term of the lease. The terms of the leases require the following remaining future minimum rental payments at December 31, 2018 (in thousands):

Year ending
December 31,	Amount
2019	$11,393
2020	7,580
2021	5,317
2022	4,051
2023	3,877
Thereafter	11,156
$43,374

The actual rent charged to occupancy amounted to $2,733,000,  $9,011,000,  $11,774,000 and $13,253,000 for October 1, 2018 to December 31, 2018, January 1, 2018 to September 30, 2018 and for the years ended December 31, 2017 and 2016, respectively.

One US lease is secured by a letter of credit in the amount of  $1,200,000, which is guaranteed by Refinitiv.

In the normal course of business, the Company enters into user agreements with its dealers which provide the dealers with indemnification from third parties in the event that the electronic marketplaces of the Company infringe upon the intellectual property or other proprietary right of a third party. The Company's exposure under these user agreements is unknown as this would involve estimating future claims against the Company which have not yet occurred. However, based on its experience, the Company expects the risk of a material loss to be remote.

The Company was named as a defendant, along with dozens of financial institutions, in antitrust class actions (consolidated into two actions) relating to trading practices in United States Treasury securities auctions and, separately, interest rate swaps. The Company was dismissed from the interest rate swaps matter and believes it has substantial defenses to the other plaintiffs’ claims and intends to defend itself vigorously.

The Company is a co-defendant in a matter relating to the distribution of financial strength ratings over the Company's trading platform to one of its customers. The matter alleges that while certain business units of the client were licensed to receive the data via the Company's platform, the data was also distributed without authorization to certain end clients of the customer. The plaintiff claims to have suffered approximately $80,000,000 in damages and also seeks punitive damages, attorneys’ fees and costs. The Company intends to continue to vigorously defend what the Company believes to be meritless and excessive claims.

The Company records its best estimate of a loss, including estimated defense costs, when the loss is considered probable and the amount of such loss can be reasonably estimated. Based on its experience, the Company believes that the amount of damages claimed in a legal proceeding is not a meaningful indicator of the potential liability. At this time, the Company cannot reasonably predict the timing or outcomes of, or estimate the amount of loss, or range of loss, if any, related to its pending legal proceedings, including the matters described above, and therefore does not have any contingency reserves established for any of these matters.